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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      January 16, 1996
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                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



             Ohio                    1-873-2             31-0200500
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(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation or organization)   File Number)        Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 16, 1996, Armco Inc. ("Armco") sold its partnership interest in National-Oilwell, a joint venture engaged in the oil and gas service business that was equally owned by subsidiaries of Armco and USX Corporation ("USX"), to an entity (the "Acquirer") formed by Duff & Phelps/Inverness and First Reserve Funds along with certain members of National-Oilwell management. The sale was effected pursuant to a Purchase Agreement by and among Armco, USX, their respective subsidiary partners in National-Oilwell and NOW Holdings, Inc. USX also simultaneously sold its partnership interests in National-Oilwell to the Acquirer. At the closing, Armco received $77 million in cash and a $10 million subordinated promissory note of the Acquirer due and payable in equal payments on the eighth and ninth anniversary dates of the closing. Armco also received a $3 million contingent payment obligation of USX payable on payment of the subordinated promissory note. The terms of the transaction were the result of arms'-length negotiation among the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

b.    Pro Forma Financial Information

Armco's investment in National-Oilwell, which has been carried as a discontinued operation since September 30, 1995, was $85.5 million. Upon the closing, Armco recognized the receipt of $77 million in cash, recorded $10.6 million in Other investments on the Consolidated Statement of Financial Position for the discounted value of the notes and recognized deferred foreign translation losses and miscellaneous expenses totaling $2.1 million. No gain or loss was recorded on the transaction. The transaction will have no material effect on Income (loss) from continuing operations.

c.    Exhibits

2. Purchase Agreement, as amended, among Oilwell, Inc., National Supply Company, Inc., USX Corporation, Armco Inc. and NOW Holdings, Inc.

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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ARMCO INC.



Date:  January 31, 1996             By: /s/ Gary R. Hildreth
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                                          Gary R. Hildreth
                                          Vice President

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